                                                                   Exhibit 10.17

                              OFFICE BUILDING LEASE


This Lease between   Integrated Chip Corporation                               ,
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a                          California Corporation
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("Landlord"), and Photon Dynamics, Inc.                                        ,
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a                          California Corporation              , ("Tenant"), is
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dated                      September 6                                   , 2000.
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1.   LEASE OF PREMISES.

In consideration of the Rent (as defined at Section 5.4), and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A," and further described in Section 2I. The Premises are located within the Building and Project described in Section 2m. Tenant shall have the non-exclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees.

2.   DEFINITIONS

As used in this Lease, the following terms shall have the following meanings:

a.   BASE RENT (INITIAL): $ Twenty-Nine Thousand Six Hundred Twenty-One and
                            ----------------------------------------------------
     70/100 dollars per month, once TI'S are completed.
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b.   BASE YEAR: The calendar year of 2001                                      .
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c.   BROKER(S)
         Landlord's:       CB Richard Ellis (Stephen Nichols)                  .
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         Tenant's:         Cawley International (Katrina Rosevear)             .
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In the event that CB Commercial Real Estate Group, Inc. represents both Landlord and Tenant, Landlord and Tenant hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

d.   COMMENCEMENT DATE: 9/15/00 for Warehouse (5,427 sf) only; 12/1/00 or sooner
                       ---------------------------------------------------------
     for the office space (5,544 sf)
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e.   COMMON AREAS: The building lobbies, common corridors and hallways, restrooms, garage and parking areas, stairways, elevators and other generally understood public or common areas. Landlord shall have the right to regulate or restrict the use of the Common Areas.

f.   EXPENSE STOP:  (fill in if applicable):  $      N/A
                                            ------------------------------------

g.   EXPIRATION DATE: September 14, 2003 , unless otherwise sooner terminated in
                     --------------------
     accordance with the provisions of this Lease.

h.   Section deleted

i.   LANDLORD'S MAILING ADDRESS: 17 Great Oaks Blvd., Ste. 101, San Jose, CA
                                ------------------------------------------------
     95119
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     TENANT'S MAILING ADDRESS:   6325 San Ignacio Avenue, San Jose, CA  95119
                              --------------------------------------------------

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j.   MONTHLY INSTALLMENTS OF BASE RENT (INITIAL): $ 29,621.70 per month,
                                                 -------------
     beginning 12/1/00 or sooner (upon TI completion).

k. PARKING: Tenant shall be permitted, upon payment of the then prevailing monthly rate (as set by Landlord from time to time) to park thirty-nine (39) cars on a non-exclusive basis in the area(s) designated
     ----------------
     by Landlord for parking. Tenant shall abide by any and all parking regulations and rules established from time to time by Landlord or Landlord's parking operator.

                                       1.

l.   PREMISES: That portion of the Building containing approximately 10,971
                                                                    ------------
     square feet of Rentable Area, shown by diagonal lines on Exhibit "A," located on the first floor of the Building and known as Suite 100.
                   -------                                        -----
m.   Section deleted

n. RENTABLE AREA: As to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord and applied on a consistent basis throughout the Project.

o.   SECURITY DEPOSIT (SECTION 7): $ Ninety Thousand and 00/100 Dollars
                                    --------------------------------------------
     ($90,000.00)
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p.   STATE:  The State of           California
                         -------------------------------------------------------

q. TENANT'S FIRST ADJUSTMENT DATE (SECTION 5/2): The first day of the calendar month following the Commencement Date for the 10,971 SF plus twelve (12)
                                                                 ---------------
     months.

r.   TENANT'S PROPORTIONATE SHARE: 52.06 %. Such share is a fraction, the
                                  --------
     numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of one (1) building(s)
                                                        ---------
     containing a total Rentable Area of 21,073 square feet.
                                        --------

s.   TENANT'S USE CLAUSE (ARTICLE 8): Administrative, staff, storage and other
                                     -------------------------------------------
     legal uses.
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t.   TERM: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

3.   EXHIBITS AND ADDENDA.

     The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

a.   Exhibit "A" - Floor Plan showing the Premises.
b.   Exhibit "B" - Total Building Plan prior to Tenant Improvements.
c.   Exhibit "C" - Building Standard Work Letter.
d.   Exhibit "D" - Rules and Regulations.
e.   Section deleted
f.   Addenda:

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4.   DELIVERY OF POSSESSION.

If for any reason Landlord does not deliver possession of the Premises to Tenant on the commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change and the validity of this Lease shall not be impaired, but Rent shall be abated until delivery of possession. "Delivery of possession" shall be deemed to occur on the date Landlord completes Landlord's Work as defined in Exhibit "C." If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, such possession shall be subject to the provisions of this Lease, including, without limitation, the payment of Rent.

5.   RENT

5.1 PAYMENT OF BASE RENT. Tenant agrees to pay the Base Rent for the Premises. Monthly Installments of Base Rent shall be payable in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, the Base Rent for the partial months shall be prorated on a per diem basis. Tenant shall pay Landlord the first Monthly Installment of Base Rent when Tenant executes the Lease.

5.2  Section deleted

5.3  PROJECT OPERATING COSTS.

     a. In order that the Rent payable during the Term reflect any increase in Project Operating Costs, Tenant agrees to pay to Landlord as Rent, Tenant's Proportionate Share of all increases in costs, expenses and obligations attributable to the Project and its operation, all as provided below.

                                       2.

     b. If, during any calendar year during the Term, Project Operating costs exceed the Project Operating Costs for the base Year, Tenant shall pay to Landlord, in addition to the Base Rent and all other payments due under this Lease, an amount equal to Tenant's Proportionate Share of such excess Project Operating Costs in accordance with the provisions of this Section 5.3b.

(1) The term "Project Operating Costs" shall include all those items described in the following subparagraphs (a) and (b).

     (a) All taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building or Project or their operation, including without limitation, (i) real property taxes or assessments levied or assessed against the Building or Project, (ii) assessments or charges levied or assessed against the Building or Project by any redevelopment agency, (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or Project, excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State or federal government or their agencies, branches or departments; provided that if at any time during the Term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the Rent received under this Lease or on the rent received under any other leases of space in the Building or Project, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or Project, then any such taxes, assessments, levies and charges shall be deemed to be included in the term Project Operating Costs. If at any time during the Term the assessed valuation of, or taxes on, the Project are not based on a completed Project having at least eighty-five percent (85%) of the Rentable Area occupied, then the "taxes" component of Project Operating Costs shall be adjusted by Landlord to reasonably approximate the taxes which would have been payable if the Project were completed and at least eighty-five percent (85%) occupied.

     (b) Operating costs incurred by Landlord in maintaining and operating the Building and Project, including without limitation the following: costs of
     (1) utilities; (2) supplies; (3) insurance (including public liability, property damage, earthquake, and fire and extended coverage insurance for the full replacement cost of the Building and Project as required by Landlord or its lenders for the Project; (4) services of independent contractors; (5) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance, repair or overhaul of the Building or Project, and equipment, improvements and facilities located within the Project, including without limitation engineers, janitors, painters, floor waxers, window washers, security and parking personnel and gardeners (but excluding persons performing services not uniformly available to or performed for substantially all Building or Project tenants); (6) operation and maintenance of a room for delivery and distribution of mail to tenants of the Building or Project as required by the U.S. Postal Service (including, without limitation, an amount equal to the fair market rental value of the mail room premises); (7) management of the Building or Project, whether managed by Landlord or an independent contractor (including, without limitation, an amount equal to the fair market value of any on-site manager's office); (8) rental expenses for (or a reasonable depreciation allowance on) personal property used in the maintenance, operation or repair of the Building or Project; (9) costs, expenditures or charges (whether capitalized or not) required by any governmental or quasi-governmental authority; (10) amortization of capital expenses (including financing costs) (i) required by a governmental entity for energy conservation or life safety purposes, or (ii) made by Landlord to reduce Project Operating Costs; and (11) any other costs or expenses incurred by Landlord under this Lease and not otherwise reimbursed by tenants of the Project. If at any time during the Term, less than eighty-five percent (85%) of the Rentable Area of the Project is occupied, the "operating costs" component of Project Operating Costs shall be adjusted by Landlord to reasonably approximate the operating costs which would have been incurred if the Project had been at least eighty-five percent (85%) occupied.

(2) Tenant's Proportionate Share of Project Operating Costs shall be payable by Tenant to Landlord as follows:

     (a) Beginning with the calendar year following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Project Operating Costs incurred by Landlord in the Comparison Year which exceeds the total amount of Project Operating Costs payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses."

     (b) To provide for current payments of Excess Expenses, Tenant shall, at Landlord's request, pay as additional rent during each Comparison Year, an amount equal to Tenant's Proportionate Share of the Excess Expenses payable during such Comparison Year, as estimated by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Comparison Year.

     (c) On or before April 1 of each Comparison Year after the first Comparison Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Comparison Year. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within ten (10) days of the receipt of the statement. If such total exceeds Tenant's Proportionate Share of the actual Excess Expenses for such Comparison Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of additional rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit.

                                       3.

     The obligations of Tenant and Landlord to make payments required under this
     Section 5.3 shall survive the Expiration Date.

     (d) Tenant's Proportionate Share of Excess Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.

     (e) If any dispute arises as to the amount of any additional rent due hereunder, Tenant shall have the right after reasonable notice and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Landlord's certified public accountant, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original statement overstated Project Operating Costs by more than five percent (5%).

     (f)  Section deleted

5.4 DEFINITION OF AGENT. All costs and expenses which Tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent (which, together with the Base Rent is sometimes referred to as the "Rent"). The Rent shall be paid to the Building manager (or other person) and at such place, as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States of America.

5.5 RENT CONTROL. If the amount of Rent or any other payment due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amounts Landlord would have received had there been no restrictions.

5.6 TAXES PAYABLE BY TENANT. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Work made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to net Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

6.   INTEREST AND LATE CHARGES.

If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Tenant acknowledges that the late payment of any Monthly Installment of Base Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any such installment is not received by Landlord within ten (10) days from the date it is due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of such installment. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant. Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease.

7.   SECURITY DEPOSIT.

Tenant agrees to deposit with Landlord the Security Deposit set forth at Section
2.0 upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

If Tenant fails to pay any Rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have by reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for at Article 27 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and

                                       4.

provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises. Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

8.   TENANTS USE OF THE PREMISES.

Tenant shall use the Premises solely for the purposes set forth in Tenant's Use Clause. Tenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or Project or the certificate of occupancy issued for the Building or Project, and shall, upon notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or the certificate of occupancy. Tenant, at Tenant's own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or its use or occupation. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations, rules and/or directions in the use of the Premises shall be deemed to be a conclusive determination of that fact as between Landlord and Tenant. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of/he Insurance Services Office or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them. or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9.   SERVICES AND UTILITIES.

Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during generally recognized business days, and during hours determined by Landlord in its sole discretion, and subject to the Rules and Regulations of the Building or Project, electricity for normal desk top office equipment and normal copying equipment, and heating, ventilation and air conditioning ("HVAC") as required in Landlord's judgment for the comfortable use and occupancy of the Premises. If Tenant desires HVAC at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant and Tenant shall pay Landlord's charges therefor on demand. Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services,
(ii) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure to furnish any such services. If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent, Landlord may have installed a water meter or electrical current meter in the Premises to measure the amount of water or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, the excess cost for such water and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant's expense.

Nothing contained in this Article shall restrict Landlord's right to require at any time separate metering of utilities furnished to the Premises. In the event utilities are separately metered, Tenant shall pay promptly upon demand for all utilities consumed at utility rates charged by the local public utility plus any additional expense incurred by Landlord in keeping account of the utilities so consumed. Tenant shall be responsible for the maintenance and repair of any such meters at its sole cost.

Landlord shall furnish elevator service, lighting replacement for building standard lights, restroom supplies, window washing and janitor services in a manner that such services are customarily furnished to comparable office buildings in the area.


                                       5.

10.  CONDITION OF THE PREMISES.

Tenant's taking possession of the Premises shall be deemed conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition, except for such matters as to which Tenant gave Landlord notice on or before the Commencement Date. No promise of Landlord to alter, remodel, repair or improve the Premises, the Building or the Project and no representation, express or implied, respecting any matter or thing relating to the Premises, Building, Project or this Lease (including, without limitation, the condition of the Premises, the Building or the Project) have been made to Tenant by Landlord or its Broker or Sales Agent, other than as may be contained herein or in a separate exhibit or addendum signed by Landlord and Tenant.

11.  CONSTRUCTION, REPAIRS AND MAINTENANCE.

     a. LANDLORD'S OBLIGATIONS. Landlord shall perform Landlord's Work to the Premises as described in Exhibit "C," Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building.

     b. TENANT'S OBLIGATIONS.

         (1) Tenant shall perform Tenant's Work to the Premises as described in Exhibit "C."

         (2) Tenant at Tenant's sole expense shall, except for services furnished by Landlord pursuant to Article 9 hereof, maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, all plumbing, pipes and fixtures, electrical wiring, switches and fixtures, Building Standard furnishings and special items and equipment installed by or at the expense of Tenant.

         (3) Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof, the need for which arises out of (i) Tenant's use or occupancy of the Premises, (ii) the installation, removal, use or operation of Tenant's Properly (as defined in Article 13) in the Premises, (iii) the moving of Tenant's Property into or out of the Building, or (iv) the act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.

         (4) If Tenant fails to maintain the Premises in good order, condition and repair. Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by Bank of America NT & SA plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work.

     c. COMPLIANCE WITH LAW. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

     d. WAIVER BY TENANT. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

     e. LOAD AND EQUIPMENT LIMITS. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry, as determined by Landlord or Landlord's structural engineer. The cost of any such determination made by Landlord's structural engineer shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise or vibration to such a degree as to be objectionable to Landlord or other Building tenants.

     f. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's business in the Premises.

     g. Tenant shall give Landlord prompt notice of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

     h. Upon the expiration or earlier termination of this Lease, Tenant shall return the Premises to Landlord clean and in the same condition as on the date Tenant took possession, except for normal wear and tear. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment pursuant to Section 13b shall be repaired by Tenant at Tenant's expense.

12.  ALTERATIONS AND ADDITIONS.


                                       6.

     a. Tenant shall not make any additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord. Landlord's consent may be conditioned on Tenant's removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to any addition, alteration or improvement shall be done in a good and workmanlike manner by properly qualified and licensed personnel approved by Landlord, and such work shall be diligently prosecuted to completion. Landlord may, at Landlord's option, require that any such work be performed by Landlord's contractor, in which case the cost of such work shall be paid for before commencement of the work. Tenant shall pay to Landlord upon completion of any such work by Landlord's contractor, an administrative fee of fifteen percent (15%) of the cost of the work.

     b. Tenant shall pay the costs of any work done on the Premises pursuant to
     Section 12a, and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

     Tenant shall keep Tenant's leasehold interest, and any additions or improvements which are or become the property of Landlord under this Lease, free and clear of all attachment or judgment liens. Before the actual commencement of any work for which a claim or lien may be filed, Tenant shall give Landlord notice of the intended commencement date a sufficient time before that date to enable Landlord to post notices of non-responsibility or any other notices which Landlord deems necessary for the proper protection of Landlord's interest in the Premises, Building or the Project, and Landlord shall have the right to enter the Premises and post such notices at any reasonable time.

     c. Landlord may require, at Landlord's sole option, that Tenant provide to Landlord, at Tenant's expense, a lien and completion bond in an amount equal to at least one and one-half (1 1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises, to protect Landlord against any liability for mechanic's and materialmen's liens and to insure timely completion of the work. Nothing contained in this Section 12c shall relieve Tenant of its obligation under
     Section 12b to keep the Premises, Building and Project free of all liens.

     d. Unless their removal is required by Landlord as provided in Section 12a, all additions, alterations and improvements made to the Premises shall become the property of Landlord and be surrendered with the Premises upon the expiration of the Term; provided, however, Tenant's equipment, machinery and trade fixtures which can be removed without damage to the Premises shall remain the property of Tenant and may be removed, subject to the provisions of Section 13b.

13.  LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.

     a. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant ("Leasehold Improvements"), shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in Section 13b.

     b. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal.

14.  RULES AND REGULATIONS.

Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "D" and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make. Landlord shall not be responsible for any violation of said rules and regulations by other tenants or occupants of the Building or Project.

15.  CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord reserves the following rights, exercisable without liability to Tenant for (a) damage or injury to property, person or business, (b) causing an actual or constructive eviction from the Premises, or (c) disturbing Tenant's use or possession of the Premises:

     a. To name the Building and Project and to change the name or street address of the Building or Project;

     b. To install and maintain all signs on the exterior and interior of the Building and Project;

     c. To have pass keys to the Premises and all doors within the Premises, excluding Tenant's vaults and safes;

                                       7.

     d. At any time during the Term, and on reasonable prior notice to Tenant, to inspect the Premises, and to show the Premises to any prospective purchaser or mortgagee of the Project, or to any assignee of any mortgage on the Project, or to others having an interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof; and

     e. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

16.  ASSIGNMENT AND SUBLETTING.

No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Article 16.

     a. Tenant shall not, without the prior written consent of Landlord, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the written consent of Landlord.

     b. If at any time or from time to time during the Term Tenant desires to assign this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms and provisions of the proposed assignment or sublease, and the identity of the proposed assignee or subtenant. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after Tenant's notice is given, either to sublet such space from Tenant at the rental and on the other terms set forth in this Lease for the term set forth in Tenant's notice, or, in the case of an assignment, to terminate this Lease. If Landlord does not exercise such option, Tenant may assign the Lease or sublet such space to such proposed assignee or subtenant on the following further conditions:

         (1) Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld;

         (2) The assignment or sublease shall be on the same terms set forth in the notice given to Landlord;

         (3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease has been delivered to Landlord;

         (4) No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained; and

         (5) Any sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate, (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commissions or fees payable in connection with such assignment or subletting, shall be paid to Landlord as additional rent under this Lease without affecting or reducing any other obligations of Tenant hereunder.

     c. Notwithstanding the provisions of paragraphs a and b above. Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any recapture or termination option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant's business as a going concern, provided that (i) the assignee or sublessee assumes, in full, the obligations of Tenant under this Lease, (ii) Tenant remains fully liable under this Lease, and (iii) the use of the Premises under Article 8 remains unchanged.

     d. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

                                       8.

     e. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting or if Tenant requests the consent of Landlord for any act that Tenant proposes to do, then Tenant shall, upon demand, pay Landlord an administrative fee of One Hundred Fifty and No/100ths Dollars ($150.00) plus any attorneys' fees reasonably incurred by Landlord in connection with such act or request.

17.  HOLDING OVER.

If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only, upon all the provisions of this Lease (except as to term and Base Rent), but the "Monthly Installments of Base Rent" payable by Tenant shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant at the expiration of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

18.  SURRENDER OF PREMISES.

     a. Tenant shall peaceably surrender the Premises to Landlord on the Expiration Date, in broom-clean condition and in as good condition as when Tenant took possession, except for (i) reasonable wear and tear, (ii) loss by fire or other casualty, and (iii) loss by condemnation. Tenant shall, on Landlord's request, remove Tenant's Property on or before the Expiration Date and promptly repair all damage to the Premises or Building caused by such removal.

     b. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Property left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant. On the Expiration Date Tenant shall surrender all keys to the Premises.

19.  DESTRUCTION OR DAMAGE.

     a. If the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall, subject to the provisions of this Article, promptly repair the damage, if such repairs can, in Landlord's opinion, be completed within (90) ninety days. If Landlord determines that repairs can be completed within ninety (90) days, this Lease shall remain in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, employees, contractors, licensees or invitees, the Base Rent shall be abated to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under
     Section 19d.

     b. If in Landlord's opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed within ninety
     (90) days, Landlord may elect, upon notice to Tenant given within thirty
     (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     c. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's opinion repair thereof cannot be completed within ninety (90) days, Landlord may elect upon notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but the Base Rent shall be partially abated as provided in Section 19a. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     d. If the Premises are to be repaired under this Article, Landlord shall repair at its cost any injury or damage to the Building and Building Standard Work in the Premises. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property. Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty.

     e. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of express agreement, shall have no application.

20.  EMINENT DOMAIN.

     a. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that
     (i) Tenant shall have the right to terminate this Lease by notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord shall have the right to terminate this Lease by notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the thirtieth (30th) day after either such notice. The Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, the Base Rent and

                                       9.

     Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.

     b. In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority. Tenant, however, shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's personal property.

     c. In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking, but only to the extent of Building Standard Work. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property.

21.  INDEMNIFICATION.

     a. Tenant shall indemnify and hold Landlord harmless against and from liability and claims of any kind for loss or damage to property of Tenant or any other person, or for any injury to or death of any person, arising out of: (1) Tenant's use and occupancy of the Premises, or any work, activity or other things allowed or suffered by Tenant to be done in, on or about the Premises; (2) any breach or default by Tenant of any of Tenant's obligations under this Lease; or (3) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, invitees or contractors. Tenant shall at Tenant's expense, and by counsel satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim and shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other expenses incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause.

     b. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project.

22. TENANT'S INSURANCE.

     a. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and Landlord's lender and qualified to do business in the State. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear. Each policy shall contain (i) a cross-liability endorsement, (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives. A copy of each paid up policy (authenticated by the insurer) or certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is first given the right of possession of the Premises, and thereafter within thirty
     (30) days after any demand by Landlord therefor. Landlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Tenant hereunder. No such policy shall be cancellable except after twenty (20) days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord's mortgagee and Tenant as required by this Lease.

     b. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect policies of casualty insurance covering (i) all Leasehold Improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to the provisions of Article 12 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

     c. Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term, Tenant shall procure, pay for and maintain in effect workers' compensation insurance as required by law and comprehensive public liability and property damage insurance with respect to the construction of improvements on the

                                      10.

     Premises, the use, operation or condition of the Premises and the operations of Tenant in, on or about the Premises, providing personal injury and broad form property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.

     d.   Section deleted

23.  WAIVER OF SUBROGATION.

Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

24.  SUBORDINATION AND ATTORNMENT.

Upon written request of Landlord, or any first mortgagee or first deed of trust beneficiary of Landlord, or ground lessor of Landlord, Tenant shall, in writing, subordinate its rights under this Lease to the lien of any first mortgage or first deed of trust, or to the interest of any lease in which Landlord is lessee, and for all advances made or hereafter to be made thereunder. However, before signing any subordination agreement, Tenant shall have the right to obtain from any lender or lessor or Landlord requesting such subordination, an agreement in writing providing that, as long as Tenant is not in default hereunder, this Lease shall remain in effect for the full Term. The holder of any security interest may, upon written notice to Tenant, elect to have this Lease prior to its security interest regardless of the time of the granting or recording of such security interest.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this Lease.

25.  TENANT ESTOPPEL CERTIFICATES.

Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying
(a) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be a default under this Lease and shall also be conclusive upon Tenant that: (1) this Lease is in full force and effect and has not been modified except as represented by Landlord; (2) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent; and (3) not more than one month's Rent has been paid in advance.

26.  TRANSFER OF LANDLORD'S INTEREST.

In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, providing the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

27.  DEFAULT.

27.1 TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     a. If Tenant abandons or vacates the Premises; or

     b. If Tenant fails to pay any Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after such payment is due and payable; or

     c. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; or

     d. If a writ of attachment or execution is levied on this Lease or on any of Tenant's Property; or

                                      11.

     e. If Tenant makes a general assignment for the benefit of creditors, or provides for an arrangement, composition, extension or adjustment with its creditors; or

     f. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five
     (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days; or

     g. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's Property; or

     h. If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs d through g above.

27.2 REMEDIES. In the event of Tenant's default hereunder, then in addition to any other rights or remedies Landlord may have under any law, Landlord shall have the right, at Landlord's option, without further notice or demand of any kind to do the following:

     a. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

     b. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

     c. Reenter the Premises under the provisions of subparagraph b, and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of subparagraphs b or c above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing, unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises, which are not covered by the rent received from the reletting.

Should Landlord elect to terminate this Lease under the provisions of subparagraph a or c above, Landlord may recover as damages from Tenant the following:

     1. PAST RENT. The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

     2. RENT PRIOR TO AWARD. The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     3. RENT AFTER AWARD. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could be reasonably avoided; plus

     4. PROXIMATELY CAUSED DAMAGES. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and (d) reletting the Premises, including broker's commissions.

"The worth at the time of the award" as used in subparagraphs 1 and 2 above, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as used in subparagraph 3 above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

                                      12.

The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any preceding breach other than the failure to pay the particular Rent so accepted, regardless of Landlord's knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

27.3 LANDLORD'S DEFAULT. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default cannot reasonably be cured within thirty (30) days, if Landlord fails to commence to cure within that thirty (30) day period, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any) wherever situated, shall be subject to levy to satisfy such judgment. If, after notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease except as otherwise specifically provided herein.

28.  BROKERAGE FEES.

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except those noted in
Section 2.c. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

29.  NOTICES.

All notices, approvals and demands permitted or required to be given under this Lease shall be in writing and deemed duly served or given if personally delivered or sent by certified or registered U.S. mail, postage prepaid, and addressed as follows: (a) if to Landlord, to Landlord's Mailing Address and to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, notices to Tenant shall be deemed duly served or given if delivered or mailed to Tenant at the Premises. Landlord and Tenant may from time to time by notice to the other designate another place for receipt of future notices.

30.  GOVERNMENT ENERGY OR UTILITY CONTROLS.

In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the interpretation of Landlord shall prevail, and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

31.  Section deleted

32.  QUIET ENJOYMENT.

Tenant, upon paying the Rent and performing all of its obligations under this Lease, shall peaceably and quietly enjoy the Premises, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

33.  OBSERVANCE OF LAW.

Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

34.  FORCE MAJEURE.

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by

                                      13.

that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Article 34 shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

35.  CURING TENANT'S DEFAULTS.

If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to) without waiving such default, perform the same for the account at the expense of Tenant. Tenant shall pay Landlord all costs of such performance promptly upon receipt of a bill therefor.

36.  SIGN CONTROL.

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord.

37.  MISCELLANEOUS.

a. ACCORD AND SATISFACTION; ALLOCATION OF PAYMENTS. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any Check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

b. ADDENDA. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.

c. ATTORNEYS' FEES. If any action or proceeding is brought by either party against the other pertaining to or arising out of this Lease, the finally prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred on account of such action or proceeding.

d. CAPTIONS, ARTICLES AND SECTION NUMBERS. The captions appearing within the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Article and Section numbers refer to Articles and Sections in this Lease.

e. CHANGES REQUESTED BY LENDER. Neither Landlord or Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as these changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the party from whom consent to such charge or amendment is requested.

f. CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the laws of the State.

g. CONSENT. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, etc.

h. CORPORATE AUTHORITY. If Tenant is a corporation, each individual signing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors authorizing such execution.

i. COUNTERPARTS. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

j. EXECUTION OF LEASE; NO OPTION. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

k. FURNISHING OF FINANCIAL STATEMENTS; TENANT'S REPRESENTATIONS. In order to induce Landlord to enter into this Lease Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

                                      14.

l. FURTHER ASSURANCES. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

m. MORTGAGEE PROTECTION. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably be cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

n. PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all of the agreements of the parties with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties or their respective successors in interest.

o. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

p. SEVERABILITY. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

q. SUCCESSORS AND ASSIGNS. This Lease shall apply to and bind the heirs, personal representatives, and permitted successors and assigns of the parties.

r. TIME OF THE ESSENCE. Time is of the essence of this Lease.

s. WAIVER. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default.

t. COMPLIANCE. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular Rent payment involved.

No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

The parties hereto have executed this Lease as of the dates set forth below.

Date:      9/14/2000                                      Date:    9/13/2000
     ----------------------------------------                  ------------------------------------

Landlord:  Integrated Power Chip Corporation              Tenant:  Photon Dynamics, Inc.
         ------------------------------------                    ----------------------------------

By:           /s/                                         By:             /s/
     ----------------------------------------                  ------------------------------------
              Isaac Yang                                                  Rick Dissley


Title:            President                               Title:      Chief Financial Officer
     ----------------------------------------                  ------------------------------------

By:                                                       By:         /s/
     ----------------------------------------                  ------------------------------------

Title:                                                    Title:      President
     ----------------------------------------                  ------------------------------------

         CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by CB Commercial as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

                                      15.

         In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

                                      16.

CB RICHARD ELLIS                    OFFICE BUILDING LEASE ADDENDUM
Brokerage & Management
Licensed Real Estate Broker

This is an Addendum to the Office Building Lease dated September 6, 2000, between Integrated Power Chip Corporation as Landlord and Photon Dynamics, Inc. as Tenant, concerning the property located at 17 Great Oaks Boulevard, Suite 100, San Jose, CA 95119, as more specifically described in the Contract.

38.  RENT

     Tenant shall deliver to Landlord upon execution of this Lease an amount equal to the first (1st) month's rent (for the 5,427 sf warehouse house portion only); Fourteen Thousand Six Hundred Fifty-Two and 90/100 dollars ($14,652.90) together with the Security Deposit of Ninety Thousand and 00/100 Dollars ($90,000.00). Once the Tenant improvements for the office area are complete, but no later than December 1, 2000, the rent for the total area of 1 I, 178 sf shall be Thirty Thousand One Hundred Eighty and 60/100 Dollars ($30,180.60) through September 14, 2001.

     September 15, 2001 - September 14, 2002      $31,102.79
     September 15, 2002 - September 14, 2003      $32,657.92

39.  OPTIONS

     Lessee shall have option to lease other space in the Building, which becomes available during term of Lease under same terms and conditions of Lease.

40.  EXPENSES

     Lessee to pay only for the change in operating expenses from actual expenses for calendar year 2001. Base year expenses to based upon fully leased and assessed Building. Any structural expenses are to be borne by Lessor. In no event shall Lessee be responsible for any tax increases due to sale of Building.

41.  RIGHT TO SUBLEASE

     Lessee may sublease Premises upon reasonable approval of Lessor. Any profits from subleasing shall be equally split after reasonable deductions for Lessee costs of subleasing. Lessor shall have the right to reclaim Premises in the event of subleasing. Lessee will notify Lessor in writing of intention to sublease Premises and the Intended Date of sublease at least 40 days in advance. If lessor decides to reclaim premises, they must respond in writing to Lessee within ten (10) days. Lessor must reclaim the premises on the Intended Date to sublease.

42.  SIGNAGE

     Tenant shall be able to provide their own building and suite signage as long as it receives City of San Jose written approval as well as Landlord's prior written approval, which shall not be unreasonably withheld.

43.  TERM

     Lease to commence on September 15, 2000 and terminate thirty-six (36) months thereafter. The warehouse space will be delivered on September 15, 2000 without the Tenant Improvements completed. The office space will be delivered on the later of completion of all Tenant Improvements or November 1, 2000. Tenant shall have right to cancel Lease if the Full Premises are not delivered by December 1, 2000, if not caused by Tenant's actions.

To the best of the Landlord's knowledge, the building contains no hazardous materials and the only ADA requirement not met is the drinking fountain.

In the event of any conflict between the terms of this Addendum and the Lease, the terms of this Addendum shall prevail.

Landlord:     IPC                                         Tenant:    Photon Dynamics
         ----------------------------------------                ------------------------------------

By:           /s/                                         By:        /s/
   ----------------------------------------------            ----------------------------------------

Title:        President                                   Title:     CFO
      -------------------------------------------               -------------------------------------

Address:      17 Great Oaks Blvd.                         Address:   6325 San Ignacio Ave.
        -----------------------------------------                 -----------------------------------

              San Jose, CA 95119                                     San Jose, CA 95119
--------------------------------------------------        -------------------------------------------

Date:         9/14/2000                                   Date:      9/13/2000
     ---------------------------------------------             --------------------------------------

                                                          By:        /s/
                                                             ----------------------------------------

                                                          Title:     President
                                                                -------------------------------------

                                                          Address:
                                                                  -----------------------------------

                                                          -------------------------------------------

                                                          Date:      9/13/2000
                                                               --------------------------------------


                                      17.

CB RICHARD ELLIS                    OFFICE BUILDING LEASE SECOND ADDENDUM
Brokerage & Management
Licensed Real Estate Broker

This is a Second Addendum to the Office Building Lease dated September 6, 2000, between Integrated Power Chip Corporation as Landlord and Photon Dynamics, Inc. as Tenant, concerning the property located at 17 Great Oaks Boulevard, Suite 100, San Jose, CA 95119, as more specifically described in the Contract.

The following provisions of this Second Addendum are an integral part of that certain Office Building Lease dated September 6, 2000 between Landlord and Tenant with respect to the Property. In the event of any conflict or inconsistency between the printed or typewritten provisions of the completed Lease Agreement and provision of this Second Addendum, the provisions of this Second Addendum shall control. The Lease Agreement includes the "Lease," The Addendum, The Second Addendum and Exhibits A, B, C, & D.

2a.          Add: "SEE ADDENDUM."

2d.          Add: "SEE ADDENDUM."

2e. Add: "Landlord has the right to regulate or restrict the use of the common areas, AS LONG AS THEY DO NOT IMPAIR THE USE OF THE
             PREMISES BY TENANT."

2j.          Add: "SEE ADDENDUM."

2n. Add: "UPON SIGNING OF THE LEASE THE SQUARE FOOTAGE WILL NOT CHANGE DURING THE TERM OF THE LEASE."

2r. Add: "UPON SIGNING OF THE LEASE THE SQUARE FOOTAGE WILL NOT CHANGE DURING THE TERM OF THE LEASE."

5.3.1. Add: "Project operating costs shall include all COMMERCIALLY REASONABLE AND CUSTOMARY ITEMS DESCRIBED AS THE FOLLOWING..."

5.3.2.b. Add: "reasonably" to "To provide for current payments of... as REASONABLY estimated by Landlord from time to time."

5.3.1.b.7.   Add: "NOT TO EXCEED A MAXIMUM OF THREE PERCENT (3%) OF THE RENT,
             MANAGEMENT OF THE BUILDING...."

5.3.1.b.10.  Add: "amortization of capital expenses OVER THE TERM OF THE LEASE."

5.3.2.e. Delete: Landlord's certified public accountant and add "A MUTUALLY AGREED TO CPA" Add: "IF THE ADDITIONAL RENT IS OVER FIVE PERCENT (5%), LANDLORD WILL PAY THE COST OF THE AUDIT AND TENANT WILL BE CREDITED FOR THE OVERPAYMENT OF RENT."

6.           Delete: "maximum interest by law." Replace with PRIME +4%.

9. Add: Building hours are 8:00 A.M. to 6:00 PM Monday through Friday except for national holidays.

10. Please underlined text: "Tenant's taking possession OF THE FULL PREMISES INCLUDING THE OFFICE AND WAREHOUSE SPACE THAT IS SHOWN ON EXHIBIT A shall be deemed conclusive evidence..."

11If. Add: Except as otherwise expressly provided in this Lease, PROVIDING TENANT'S USE IS NOT MATERIALLY IMPACTED, LANDLORD SHALL HAVE..."

12a. Delete "Landlord may...require that any such work be performed by Landlord's contractor...of the cost of the work,"


14.          Rules Regulations
             Add: "UNBIASED reasonable modifications..."

15e. Add: To enter the premises "WITH REASONABLE NOTICE TO MINIMIZE INTERFERENCE," for the purpose of making inspections

16e.         ADD A CAP OF $3,000.00 FOR ATTORNEY FEES INSTEAD ORS1000.00.

                                      18.

Second Addendum to Lease dated September 6, 2000
Between Integrated Power Chip Corporation and Photon Dynamics
For 17 Great Oaks Boulevard, San Jose, CA 95119


19.        a.     3rd line down, Add: "REASONABLE opinion of Landlord"
           b.     Add: "Reasonably completed in ninety (90) days."
           c.     Add: "Landlord shall not be liable "UNLESS DUE TO LANDLORD'S
                  NEGLIGENCE OR WILLFUL MISCONDUCT" for any loss.

21a. Add: "EXCEPT FOR THE LANDLORD'S NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF LEASE, Tenant shall indemnify..."

27.        Add: after vacates "FOR MORE THAN THIRTY (30) DAYS."



Landlord:     IPC                                       Tenant:       Photon Dynamics
         -------------------------------------                   -------------------------------------

By:           /s/                                       By:           /s/
   -------------------------------------------               -----------------------------------------

Title:        President                                 Title:        CFO
      ----------------------------------------                  --------------------------------------

Address:      17 Great Oaks Blvd.                       Address:      6325 San Ignacio Ave.
        --------------------------------------                    ------------------------------------

              San Jose, CA 95119                                      San Jose, CA 95119
----------------------------------------------            --------------------------------------------


Date:         9/14/2000                                 Date:         9/13/2000
     -----------------------------------------                 ---------------------------------------

                                                          By:         /s/
                                                             -----------------------------------------

                                                          Title:      President
                                                                --------------------------------------

                                                          Address:
                                                                  ------------------------------------

                                                          --------------------------------------------

                                                          Date:   9/13/2000
                                                               ---------------------------------------

                                      19.

                              EXHIBIT A: Floor Plan












  [MAP AND FLOOR PLAN OF 17 GREAT OAKS BLVD. STE. 100, SAN JOSE, CA GOES HERE]

                    EXHIBIT B: Total building prior to TI's.











               [GRAPHIC OF TOTAL BUILDING PRIOR TO TI'S GOES HERE]

                                    EXHIBIT C


              BUILDING STANDARD (TENANT IMPROVEMENTS) WORK LETTER
              ---------------------------------------------------


         This Exhibit is attached to and made a part of that certain Lease ("Lease") dated September 6, 2000 by and between Landlord and Tenant for the Premises commonly known as 17 Great Oaks Boulevard, Suite 100, San Jose, CA 95119.


1.       CONSTRUCTION OF PREMISES

         (a)      LANDLORD TO CONSTRUCT.

                  Landlord shall cause the construction of the Building to be completed as promptly as may be reasonably possible, subject to Unavoidable Delays arising from causes beyond Landlord's control. Such work ("Landlord's Work") shall be done in conformity with the description of Landlord's Work and outline specifications set forth in below. Landlord's Work shall be deemed approved by Tenant in all respects when Tenant enters into the Premises, except as to non substantial "punch list/items" itemized in writing by Tenant and delivered to Landlord as provided in this Lease.

1. Landlord to provide: one (1) additional bathroom, carpeting throughout office area (where tile now exists except for bathrooms), one (1) dividing wall in the warehouse area plus the office area, one (1) hallway to the restrooms.

2.       TENANT IMPROVMENTS

         After Tenant's written approval of the Working Drawings no change shall be made therein except with the prior written approval of Landlord. All architectural services necessitated shall be rendered by Tenant's previously approved architect at the sole expense of Tenant. All construction work necessitated by any change shall be performed at the sole expense of Tenant.

3.       LANDLORD'S WORK

         Landlord shall cause Tenant's Work to be performed by a licensed general contractor, or contractors, reasonably approved by Landlord. Landlord, in its sole discretion, may require that said general contractor post a "completion bond" to secure full performance and construction of Tenant's Work. All of Tenant's Work shall be performed in a First Class Manner with applicable permits and in accordance with all laws. Tenant's Work shall be commenced within 10 (ten) days after Landlord's approval of the Working Drawings shall occur. Tenant shall cause Tenant's Work to be completed in accordance with the approved Working Drawings at the earliest possible date. Landlord shall provide the space broom clean, in reasonable repair, and all systems, including but not limited to AC, electrical, and plumbing in good and working condition.


Landlord:                                                 Tenant:
Integrated Power Chip Corp., Inc.                         Photon Dynamics, Inc.


By:               /s/                                     By:         /s/
   --------------------------------------                    --------------------------------------

Title:            President                               Title:     CFO
      -----------------------------------                       -----------------------------------

                                                          By:         /s/
                                                             --------------------------------------

                                                          Title:      President
                                                                -----------------------------------

         Initials:


                                                           Initials:
                                                                    ------------

                                                                    ------------
                                  Page 1 of 1

                                    EXHIBIT D

                              RULES AND REGULATIONS


         This Exhibit is attached and made a part of that certain Lease dated September 6, 2000, by and between "Integrated Power Chip Corporation," known as "Landlord" and Photon Dynamics, Inc., known as "Tenant" for the Premises commonly known as 17 Great Oaks Blvd., San Jose, CA 95119.

         This Exhibit sets forth the rules and regulations governing Tenant's use of the Premises, Building, Common Area and Project leased to Tenant pursuant to the terms, covenants and conditions of the Lease to which this
Exhibit is attached and therein made part thereof. Unless otherwise defined, capitalized terms used herein shall have the same meanings as set forth in the Lease. In the event of any conflict or inconsistency between this Exhibit and the Lease, the Lease shall control.

         1. Tenant shall not place anything or attach anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

         2. The walls, walkways, sidewalks, entrance passages, courts and vestibules shall not be obstructed or used for any purpose other than ingress and egress of pedestrian travel to and from the Premises and shall not be used for loitering or gathering, or to display, store or place any merchandise, equipment or devices, or for any other purpose. The walkways, entrance passageways, courts, vestibules and roof are not for the use of the general public and landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the sole judgment of the Landlord shall be prejudicial to the safety, character, reputation, and interests of the Premises and its Tenant, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities or conflict with any of the Restrictions or the Rules and Regulations. No tenant, employee or invitee of any Tenant shall be permitted upon the roof of the Building.

         3. No awnings or other projections shall be attached to the outside walls of the Premises, Building or Project. No security bars or gates, curtains, blinds, shades or screens shall be attached to or hung in or used in connection with any window or door of the Premises, without prior written consent of Landlord. Neither the interior nor exterior of any window shall be coated or otherwise sunscreened without the express written consent of Landlord.

         4. Tenant shall not in any way deface any part of the Premises. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord in writing. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant.

         5. The toilet rooms, urinals, wash bowls and other plumbing apparatus shall not be used for any purpose other than that for which they are constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant.

         6. Landlord shall direct electricians as to the manner and location of any future telephone wiring. No boring or cutting for wires will be allowed without the prior consent of the Landlord. The locations of the telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord. Tenant shall be allowed to install data and telephone cabling as required for the operation of its business; however, Landlord makes no representation as to the adequacy or availability of such utilities.

         7. No exterior storage shall be allotted at any time without the prior written approval of Landlord. The Premises shall not be used for washing clothes, lodging or sleeping, or for immoral or illegal purposes.

         8. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or properties or those having business with them, whether by the use of any musical instrument, radio, phonograph, machinery, or otherwise. The Tenant shall not use, keep or permit to be used or kept any foul or obnoxious gas or substance in the Premises or permit or suffer the Premises to be used or occupied in any manner offensive or objectionable to Landlord or other occupants of this or neighboring buildings or premises by reason of any orders, fumes or gases.

         9. Neither Tenant nor any of Tenant's Agents shall, at any time, bring or keep upon the Premises any toxic, hazardous, flammable, combustible or explosive fluid, chemical or substance without the prior written consent of Landlord.

         10. No animals shall be permitted at any time within the Premises.

         11. Tenant shall not use the name of the Building or Project in connection with or in promoting or advertising the business of the Tenant, except as Tenant's address, without the prior written consent of the Landlord. Landlord shall have the reasonable right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Project or its desirability for its intended uses and, upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

                                                           Initials:
                                                                    ------------

                                                                    ------------

         12. Canvassing, soliciting, peddling, parading, picketing, demonstrating, or otherwise engaging in any conduct that unreasonably impairs the value or use of the Premises, are prohibited and Tenant shall cooperate to prevent the same.

         13. All equipment including electrical, mechanical, plumbing, and fire extinguisher systems shall be placed by the Tenant on the Premises, in settings approved by Landlord in writing, in such a way as to best minimize, absorb and prevent any vibration, noise or annoyance. No equipment of any type shall be placed on the Premises which in Landlord's opinion exceeds the load limits of the floor or otherwise threatens the soundness of the structure or improvements of the Premises.

         14. All furniture, equipment and freight moved in and out of the Building shall not impair vehicular and pedestrian circulation. Landlord will not be responsible for loss or damage to any furniture, equipment or other personal property of the Tenant from any cause.

         15. No air conditioning unit or other similar apparatus shall be installed or used by the Tenant without the prior written consent of Landlord.

         16. No exterior antenna shall be erected on the roof or exterior walls of the Premises, without in each instance, the prior written consent of Landlord. Any aerial or antenna so installed by or on behalf of Tenant without such written consent shall be subject to removal by Landlord at any time without prior notice at the expense of Tenant.

         17. The entire Premises, including vestibules, entrances, doors, fixtures, windows and plate glass, shall at all times be maintained in a safe, neat and clean condition by Tenant. All trash, refuse and waste materials shall be regularly removed from the Premises by Tenant and placed in the containers for refuse collection. All cardboard boxes must be "broken down" prior to being placed in the trash container. All Styrofoam chips must be bagged or otherwise contained prior to placement in the trash containers so as not to constitute a nuisance. Pallets may not be disposed of in the trash containers or enclosures. The burning of trash, refuse or waste materials is prohibited.

         18. Tenant shall use at Tenant's sole cost such pest extermination contractor as Landlord may reasonably direct and at such intervals as Landlord may require.

         19. All keys for the Premises provided to Tenant by Landlord shall be returned to Landlord upon the expiration or sooner termination of the Lease. Tenant shall not change locks on doors of the Premises without the prior written consent of Landlord. In the event of loss of any keys furnished by Landlord for Tenant, Tenant shall pay to Landlord the costs thereof.

         20. No person shall enter or remain within the Premises, while intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the Premises any person who in the absolute discretion of the Landlord is under the influence of liquor or drugs. If Tenant is or allows repeat violations of this rule, Landlord may, upon the occurrence of three (3) or more incidents require police or security attention consider this a default of the Lease and act to so terminate the Lease.

         Tenant agrees to comply with all such Rules and Regulations. Should Tenant not abide by these Rules and Regulations, Tenant will be in default of the Lease and Landlord and/or its designee shall have the right, without further notice, to cure the violation of Tenant's expense or to pursue any other remedy allowed by law.

         Landlord reserves the right to amend or supplement the foregoing Rules and Regulations and to adopt and promulgate additional Rules and Regulations applicable to the Premises. Notice of such Rules and Regulations and amendments and supplements thereto, if any shall be given to the Tenant.

         Neither Landlord, Landlord's Agent or any other person or entities shall be responsible to Tenant or to any other person for any violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition precedent, waivable only by Landlord, to Tenant's occupancy of the Premises.

Landlord:                                                 Tenant:
Integrated Power Chip Corp., Inc.                         Photon Dynamics, Inc.

By:       /s/                                             By:        /s/
   ------------------------------------                      --------------------------------------

Title:    President                                       Title:     CFO
      ---------------------------------                         -----------------------------------

                                                          By:        /s/
                                                             --------------------------------------

                                                          Title:     President
                                                                -----------------------------------

                                                           Initials:
                                                                    ------------

                                                                    ------------
                                  Pgae 2 of 2

CB RICHARD ELLIS                    SALE/LEASE DISCLOSURES


Property: 09101/00 17 GREAT OAKS BOULEVARD, SUITE 100, SAN JOSE, CALIFORNIA

FLOOD ZONES. According to PAGE 27 OF FIRM #50, the Property / / is / /X/ may or may not be located in a flood zone. Man lenders require flood insurance for properties located in flood zones, and government authorities may regulate development and construction in flood zones. Whether or not located in a flood zone, properties can be subject to flooding and moisture problems, especially properties on a slope or in low-lying areas or in a dam inundation zone (California Government Code Section 8589.5). Buyers and tenants should have their experts confirm whether the Property is in a flood zone and otherwise investigate and evaluate these matters. Flood Zone Designation:
Zone N/A.

EARTHQUAKES. Earthquakes occur throughout California. According to PAGE 27 OF FIRM #50, the Property / / is / /X/ may or may not be situated in an Earthquake Fault Zone and/or a Seismic Hazard Zone (Sections 2621 et seq. and Sections 2690 et seq. of the California Public Resources Code, respectively). Property development and construction in such zones generally are subject to the findings of a geologic report prepared by a state-registered geologist. Whether or not located in such a zone, properties in California are subject to earthquake risks and may be subject to a variety of state and local earthquake-related requirements, including retrofit requirements. Among other items, all new and existing water heaters must be braced, anchored or strapped to resist falling or horizontal displacement, and in sales transactions, sellers must execute a written certification that water heaters are so braced, anchored or strapped (California Health and Safety Code
Section 19211). Buyers and tenant should have their experts confirm whether the Property is in any earthquake zone and otherwise investigate and evaluate these matters.

HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS. Due to prior or current uses of the Property or in the area or the construction materials used, the Property may have hazardous or undesirable metals (including lead-based paint), mineral (including asbestos), chemicals, hydrocarbons, petroleum-related compounds, or biological or radioactive/emissive items (including electrical and magnetic fields) in soils, water, building components, above or below-ground tanks/containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Asbestos has been used in items such as fireproofing, heating/cooling systems, insulation, spray-on and tile acoustical materials, floor tiles and coverings, roofing, drywall and plaster. If the Property was built before 1978 and has a residential unit, sellers/landlords must disclose all reports, surveys and other information known to them regarding lead-based paint to buyer and tenants and allow for inspections (42 United States Code Sections 4851 et seq.). Sellers/landlords are required to advise buyers/tenants if they have any reasonable cause to believe that any hazardous substance has come to be located on or beneath the Property (California Health and Safety Code Section 25359.7), and sellers/landlords must disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, buyers and tenants (California Health and Safety Code Sections 25915 et seq.); buyers/tenants have similar obligations. Have your experts investigate and evaluate these matters.

AMERICANS WITH DISABILITIES ACT (ADA). The Americans With Disabilities Act (42 United States Code Sections 12101 et seq.) and other federal, state and local requirements may require changes to the Property. Have your experts investigate and evaluate these matters.

TAXES. Sales, leases and other real estate transactions can have federal, state and local tax consequences. In sales transactions, Internal Revenue Code Section 1446 requires buyers to withhold and pay to the IRS 10% of the gross sales price within 10 days of the date of a sale unless the buyers can establish that the sellers are not foreigners, generally by having the sellers sign a Non-Foreign Seller Affidavit. Depending on the structure of the transaction, the tax withholding liability can exceed the net cash proceeds to be paid to the sellers at closing. California imposes an additional withholding requirement equal to 1/3% of the gross sales price not only on foreign sellers but also out-of-state sellers and sellers leaving the state if the sale price exceeds $100,000. Withholding generally is required if the last known address of a seller is outside California, if the proceeds are disbursed outside of California or if a financial intermediary is used. Have your experts investigate and evaluate these matters.

FIRES. California Public Resources Code Sections 4125 et seq. require sellers of real properly located within slat responsibility areas to advise buyers that the properly is located within such a wildland zone, that the state does not have the responsibility to provide fire protection services to any structure within such a zone and that such zones may contain substantial forest/wildland fire risks. Government Code Sections 51178 et seq. require sellers of real properly located within certain fire hazard zones to disclose that the property is located in such a zone. Sellers must disclose that a property located in a wildland or fire hazard zone is subject to the fire prevention requirements of Public Resources Code Section 4291 and Government Code Section 51182, respectively. Sellers must make such disclosures if either the sellers have actual knowledge that a property is in such a zone or a map showing the property to be in such a zone has been provided to the county assessor. Properties, whether or not located in such a zone, are subject to fire/life safety risks and may be subject to state and local fire/life safety-related requirements, including retrofit requirements. Have your experts investigate and evaluate these matters.

BROKER REPRESENTATION. CB Richard Ellis, Inc. is a national brokerage firm representing a variety of clients. Depending on the circumstances, CB Richard Ellis, Inc. may represent both the seller/landlord and the buyer/tenant in a transaction, or you may be interested in a property that may be of interest to other CB Richard Ellis, Inc. clients. If CB Richard Ellis, Inc. represents more than one party with respect to a property, CB Richard Ellis, Inc. will not disclose the confidential information of one principal to the other.

SELLER/LANDLORD DISCLOSURE, DELIVERY OF REPORTS, PEST CONTROL REPORTS AND COMPLIANCE WITH LAWS. Sellers/landlords are hereby requested to disclose directly to buyers/tenants all information known to sellers/landlords regarding the Property including but not limited to, hazardous materials, zoning, construction, design, engineering, soils, title, survey, fire/life safety, and other matters, and to provide buyers/tenants with copies of all reports in the possession of or accessible to sellers/landlord regarding the Property. Seller/landlords and buyers/tenants must comply with all applicable federal, state and local laws regulations, codes, ordinances and administrative orders, including, but not limited to, the 1964 Civil Rights Act and amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act. If a pest control report is a condition of the purchase contract, buyers are entitled to receive a copy of the report and any certification and notice of work completed.

PROPERTY INSPECTIONS AND EVALUATIONS. Buyers/tenants should have the Property thoroughly inspected and all parties should have the transaction thoroughly evaluated by the experts of their choice. Ask your experts what investigations and evaluation may be appropriate as well as the risks of not performing any such investigations or evaluations. Information regarding the Property supplied by the real estate brokers has been received from third party sources and has not been independently verified by the brokers. Have your experts verify all information regarding the Property, including any linear or area measurements and the availability of all utilities. All work should be inspected and evaluated by your experts as they deem appropriate. Any projections or estimates are for example only, are based on assumptions that may not occur and do not represent the current or future performance of the Property. Real estate brokers are not experts concerning nor can they determine if any expert is qualified to provide advice on legal, tax, design, ADA, engineering, construction, soils, title, survey, fire/life safety, insurance, hazardous materials, or other such matters. Such areas require special education and, generally, special licenses not possessed by real estate brokers. Consult with the experts of your choice regarding these matters.

CB RICHARD ELLIS                    OFFICE BUILDING LEASE                  Now known as CB Richard Ellis, Inc.
Brokerage & Management
Licensed Real Estate Broker


                                TABLE OF CONTENTS

                                                                                                       PAGE

1.       LEASE OF PREMISES................................................................................1

2.       DEFINITIONS......................................................................................1

3.       EXHIBITS AND ADDENDA.............................................................................2

4.       DELIVERY OF POSSESSION...........................................................................2

5.       RENT.............................................................................................2

6.       INTEREST AND LATE CHARGES........................................................................4

7.       SECURITY DEPOSIT.................................................................................4

8.       TENANTS USE OF THE PREMISES......................................................................5

9.       SERVICES AND UTILITIES...........................................................................5

10.      CONDITION OF THE PREMISES........................................................................6

11.      CONSTRUCTION, REPAIRS AND MAINTENANCE............................................................6

12.      ALTERATIONS AND ADDITIONS........................................................................6

13.      LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY........................................................7

14.      RULES AND REGULATIONS............................................................................7

15.      CERTAIN RIGHTS RESERVED BY LANDLORD..............................................................7

16.      ASSIGNMENT AND SUBLETTING........................................................................8

17.      HOLDING OVER.....................................................................................9

18.      SURRENDER OF PREMISES............................................................................9

19.      DESTRUCTION OR DAMAGE............................................................................9

20.      EMINENT DOMAIN...................................................................................9

21.      INDEMNIFICATION.................................................................................10

22.      TENANT'S INSURANCE..............................................................................10

23.      WAIVER OF SUBROGATION...........................................................................11

24.      SUBORDINATION AND ATTORNMENT....................................................................11

25.      TENANT ESTOPPEL CERTIFICATES....................................................................11

26.      TRANSFER OF LANDLORD'S INTEREST.................................................................11

27.      DEFAULT.........................................................................................11

28.      BROKERAGE FEES..................................................................................13

29.      NOTICES.........................................................................................13

30.      GOVERNMENT ENERGY OR UTILITY CONTROLS...........................................................13

32.      QUIET ENJOYMENT.................................................................................13

33.      OBSERVANCE OF LAW...............................................................................13

34.      FORCE MAJEURE...................................................................................13

35.      CURING TENANT'S DEFAULTS........................................................................14

36.      SIGN CONTROL....................................................................................14

37.      MISCELLANEOUS...................................................................................14

38.      RENT............................................................................................17

39.      OPTIONS.........................................................................................17

40.      EXPENSES........................................................................................17

                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                       PAGE

41.      RIGHT TO SUBLEASE...............................................................................17

42.      SIGNAGE.........................................................................................17

43.      TERM............................................................................................17


Exhibit A Floor Plan
Exhibit B Total Building Prior to TI's
Exhibit C Tenant Improvements Work Letter
Exhibit D Rules & Regulations
Sales & Lease Disclosure

                                      ii.